UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                          December 22, 1997
                          (Date of report)



                 AMERICAN RESTAURANT PARTNERS, L.P.
       (Exact name of registrant as specified in its charter)


                              Delaware
                   (State or other jurisdiction of
                   incorporation or organization)

          1-9606                                       48-1037438
(Commission File Number)                            (I.R.S. Employer
                                                   Identification No.)


555 North Woodlawn, Suite 3102
Wichita, Kansas                                               67208
(Address of principal executive offices)                   (Zip-Code)


Registrant's telephone number, including area code    (316) 684-5119



ITEM 5.  OTHER EVENTS.
         -------------
On December 22, 1997, the Securities and Exchange Commission issued an order granting Registrant's application pursuant to Section 12(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to withdraw Registrant's Class A Units of the Limited Partnership Interests ("Units") from listing and registration on the American Stock Exchange.

Attached hereto as Exhibit 99 is a copy of a letter dated December 23, 1997, which Registrant mailed to record holders of Units in which Registrant describes the limits on trading of Units that are in effect as well as its qualified matching service program.

The withdrawal of the Units from listing and registration on the American Stock Exchange does not affect Registrant's being required to continue to file reports under and otherwise comply with the provisions of the Exchange Act.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------
The following exhibit is filed as a part of this report:

         Exhibit No.     Description
         -----------     -----------
            99           Copy of letter dated December 23, 1997,
                         mailed by Registrant to record holders of Units.







                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RESTAURANT PARTNERS, L.P.
                                             (Registrant)
                                    By:  RMC AMERICAN MANAGEMENT, INC.
                                         Managing General Partner


Date:  1/6/98                       By:  /s/Hal W. McCoy
      -------                            ------------------
                                         Hal W. McCoy
                                         President and
                                         Chief Executive Officer




Exhibit 99.

American Restaurant Partners, L.P.
-------------------------------------------------------------------
555 N. Woodlawn, Suite 3102
Wichita, KS 67208
316-684-5119
316-684-9780/Fax



December 23, 1997


TO OUR PARTNERS:

In order for American Restaurant Partners, L.P. ("ARP") to remain being taxed as a partnership, ARP must limit the number of its units that can be traded in a taxable year. The Internal Revenue Service has outlined two options to permit some trading of units without resulting in an adverse tax result to the Partnership and its partners.

One option is to limit the trading of its units in a taxable year to less than 5% of all interests in ARP not owned by the general partners or their affiliates. This would allow the units to continue to trade in the Pink Sheets up to a maximum of 5% of the units (approximately 67,300 units) each taxable year. However, under this option, we would not be able to offer a "qualified matching service."

A second option allows the trading of units in a taxable year up to a maximum of 10% of the units (approximately 134,600 units) each taxable year. This option allows us to offer a "qualified matching service" ; however it limits the number of units traded in the Pink Sheets to 2% of the units (approximately 26,900 units) each taxable year.

We believe it is in the best interests of the partners to select the second option, based on the fact that it allows twice as many units to trade as does option one.

QUALIFIED MATCHING SERVICE
--------------------------
Beginning the first week of January, if you would like to buy or sell units under the ARP qualified matching service you may give us written notice at our office. Attached to this letter is a form that you must use to provide us the written notice to sell units. Any person desiring to purchase units must similarly notify us on the additional form attached to this letter. The forms may be mailed or faxed.

On the first day of each month, we will provide potential buyers and sellers who have notified us with the information regarding the offering of units for sale. In order to conform with the Treasury Regulations, we must receive your written notice to sell or buy at least 15 calendar days prior to the first of the month. For example, in order for the information regarding your offer to sell to be included in the February 1st notice to buyers, we must receive your written notice by January 16. Per the Treasury Regulations, potential buyers and sellers information must be removed from the matching service within 120 calendar days after receipt of the initial written notice requesting to be placed in the matching service.

Once a buyer and a seller have been matched, we will act as a clearinghouse for the transaction. There will be no fee charged by ARP for this service. The closing may not occur prior to 30 calendar days after the 1st of the month when the notice to buyers was made available. The buyer will send to us a certified check payable to the seller and the seller will send us the certificates and signed assignment form. Once we have received both the certified check and the certificates and assignment form, we will forward them to the respective parties.

If you have questions concerning the ARP qualified matching service, you may call Investor Relations at (316) 684-5119.




                    NOTIFICATION OF OFFER TO SELL UNITS


Please accept this as written notification of my offer to sell the following American Restaurant Partners, L.P. units:
                         (PRINT)

NAME                     ________________________________
                         ________________________________

ADDRESS                  ________________________________
                         ________________________________
                         ________________________________

SOCIAL SECURITY NUMBER   ________________________________
DAYTIME TELEPHONE        ________________________________

# OF UNITS OFFERED FOR  SALE           __________________

ASKING PRICE (PER UNIT)                __________________

I WOULD ACCEPT A PARTIAL
SALE OF THE UNITS:
     YES  ________
     NO   ________

SIGNATURE(S)
All joint owners must sign.

UNITHOLDER SIGNATURE     ________________________________
UNITHOLDER SIGNATURE     ________________________________

Mail to:                             Fax to:
American Restaurant Partners, L.P.   American Restaurant Partners, L.P.
Matching Service                     Matching Service
555 N. Woodlawn, Suite 3102          (316) 684-9780
Wichita, KS  67208

Refer Questions to:
Investor Relations
(316)684-5119



                    NOTIFICATION OF OFFER TO BUY UNITS


Please  accept  this as written notification of my  offer to buy
American Restaurant Partners, L.P. units:

                         (PRINT)

NAME                     ________________________________
                         ________________________________

ADDRESS                  ________________________________
                         ________________________________
                         ________________________________

SOCIAL SECURITY NUMBER   ________________________________
DAYTIME TELEPHONE        ________________________________

# OF UNITS WANTING TO BUY              __________________
PRICE (PER UNIT)                       __________________
OFFER GOOD THROUGH                     __________________


SIGNATURE(S)
All joint owners must sign.

UNITHOLDER SIGNATURE     ________________________________
UNITHOLDER SIGNATURE     ________________________________

Mail to:                             Fax to:
American Restaurant Partners, L.P.   American Restaurant Partners, L.P.
Matching Service                     Matching Service
555 N. Woodlawn, Suite 3102          (316) 684-9780
Wichita, KS  67208

Refer Questions to:
Investor Relations
(316)684-5119